UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CERO	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one two-thousandths of a share of common stock	CEROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2025, CERo Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), received a letter from the staff at the Nasdaq Listing Qualifications department notifying the Company that such staff had determined that the Company does not comply with the minimum stockholders’ equity requirement of $2,500,000 (the “Stockholders’ Equity Requirement”) for continued listing on the Nasdaq Capital Market (“Nasdaq”) set forth in Nasdaq Rule 5550(b).

As previously disclosed, the Company previously had been out of compliance with Nasdaq continued listing requirements until, on May 7, 2025, the Company received a determination of a Nasdaq hearings panel (a “Hearings Panel”) that it had regained compliance with such requirements. Pursuant to Nasdaq Rule 5815(d)(4)(B), the Company is subject to a mandatory hearings panel monitor until one year after regaining compliance with such requirements. As a result, Nasdaq staff lack the discretion to grant the Company a cure period for demonstrating regaining compliance with the Stockholders’ Equity Requirement. The Nasdaq staff indicated that the Company’s securities would be suspended from trading on Nasdaq and delisted on September 8, 2025, subject to the Company’s right to appeal described below.

On September 3, 2025, the Company requested a hearing to appeal such determination before a panel (the “Hearings Panel”). The hearing request will stay the suspension of the trading of the Company’s common stock and delisting thereof pending such hearing or any extension provided by the Hearings Panel.

At such hearing, the Company intends to submit a plan to regain compliance with the Stockholders’ Equity Requirement. Such plan of compliance may include the increase in stockholders’ equity through the consummation of public or private financing transactions.

No assurances can be provided that the Company will consummate any financing transactions, obtain a favorable decision from the Hearings Panel or that the Company will be able to regain or maintain compliance with Nasdaq listing’s rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERO THERAPEUTICS HOLDINGS, INC.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: September 4, 2025

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